UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PUSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2015

Bionik Laboratories Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-54717	27-1340346
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

483 Bay Street, Office N105
Toronto, Ontario, Canada	M5G 2C9PA
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (416) 640-7887

Drywave Technologies, Inc.

167 Penn Street

Washington Boro, PA 17582

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a- 12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

1

Item 8.01	Other Events

On February 27, 2015, Bionik Laboratories Corp. (the “Registrant”) issued a press release announcing the completion on February 26, 2015 of the acquisition of Bionik Laboratories Inc., a corporation formed under the laws of Canada.

In addition, the Registrant announced in the press release the private placement of units of its securities to qualified accredited investors, for total gross proceeds of approximately $6.2 million. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Registrant, dated February 27, 2015

2

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionik Laboratories Corp.

By:	/s/ Peter Bloch
Name:	Peter Bloch
Title:	Chief Executive Officer

Dated: February 27, 2015

3